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                                                                    Exhibit 99.1

             [LETTERHEAD OF WILSON SONSINI GOODRICH & ROSATI, P.C.]

                                  May 26, 2006

Amkor Technology, Inc.
1900 South Price Road
Chandler, AZ 85248

     RE: AMKOR TECHNOLOGY, INC.--REGISTRATION OF $400,000,000 OF ITS 9.25%
         SENIOR NOTES DUE 2016 AND $190,000,000 OF ITS 2.50% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2011

Ladies and Gentlemen:

     We have acted as special counsel to Amkor Technology, Inc., a Delaware corporation (the "COMPANY"), and the Company's subsidiary guarantors named in
Schedule I hereto (the "SUBSIDIARY GUARANTORS" and, together with the Company, the "REGISTRANTS"), in connection with the filing by the Registrants with the Securities and Exchange Commission (the "COMMISSION") on May 10, 2006 of a registration statement on Form S-3 (the "REGISTRATION STATEMENT") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), that is automatically effective under the Securities Act pursuant to Rule 462(e) promulgated thereunder. The Registration Statement relates to, among other things, the proposed issuance and sale, from time to time, by the Company of (i) senior debt securities issuable pursuant to a Senior Indenture between the Company and U.S. Bank National Association, as trustee (the "SENIOR INDENTURE") and (ii) convertible senior subordinated securities issuable pursuant to a Convertible Senior Subordinated Indenture between the Company and U.S. Bank National Association, as trustee (the "CONVERTIBLE SENIOR SUBORDINATED INDENTURE"), each with an indeterminate aggregate principal amount as may at various times be issued at indeterminate prices, in reliance on Rule 456(b) and Rule 457(r) under the Securities Act. Pursuant to the prospectus and prospectus supplements, which comprise part of the Registration Statement, the Company may offer and sell the Senior Debt Securities and the Convertible Senior Subordinated Debt Securities from time to time or on a continuous basis.

     Pursuant to the Registration Statement, the Company has issued $400,000,000 of Senior Notes due 2016 (the "SENIOR NOTES") all of which will be sold to Citigroup Global Markets Inc. (the "UNDERWRITER"), pursuant to that certain Underwriting Agreement, dated as of May 10, 2006 (the "SENIOR NOTES UNDERWRITING AGREEMENT"), between the Company and the Underwriter. The Company has also issued $190,000,000 of Convertible Senior Subordinated Notes due 2011 (the "CONVERTIBLE SENIOR SUBORDINATED NOTES") all of which will be sold to the Underwriter, pursuant to that certain Underwriting Agreement, dated as of May 10, 2006 (the "CONVERTIBLE SENIOR SUBORDINATED NOTES UNDERWRITING AGREEMENT" and together with the Senior Notes Underwriting Agreement, the "UNDERWRITING AGREEMENTS"), between the Company and the Underwriter.

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Amkor Technology, Inc.
May 26, 2006
Page 2


     The Senior Notes are guaranteed by each of the Subsidiary Guarantors pursuant to guarantees which are included in the Senior Indenture (each, a "GUARANTEE"). The Registration Statement also covers issuance of the Guarantees by each of the Subsidiary Guarantors of the Senior Notes. The Senior Notes, the Convertible Senior Subordinated Notes and the Guarantees have been issued in the forms set forth in the Senior Indenture and Convertible Senior Subordinated Indenture, as applicable.

     We have examined the Registration Statement, together with the exhibits thereto and the documents incorporated by reference therein; the base prospectus, dated May 10, 2006, together with the documents incorporated by reference therein, filed with the Registration Statement relating to the offering of each of the Senior Notes and the Convertible Senior Subordinated Notes (the "PROSPECTUS"); each preliminary prospectus supplement, dated May 10, 2006, in the form filed with the Commission pursuant to Rule 424(b) of the Securities Act relating to the offering of each of the Senior Notes and the Convertible Senior Subordinated Notes; each final prospectus supplement, dated May 11, 2006, in the form filed with Commission pursuant to Rule 424(b) of the Securities Act relating to the offering of each of the Senior Notes and the Convertible Senior Subordinated Notes (collectively, the "PROSPECTUS SUPPLEMENTS"); the Senior Indenture; the Convertible Senior Subordinated Indenture, the Senior Notes, the Convertible Senior Subordinated Notes and the Guarantees. In addition, we have examined such other instruments, documents, certificates and records which we have deemed relevant and necessary for the basis of our opinion hereinafter expressed. In such examination, we have assumed
(i) the authenticity of original documents and the genuineness of all signatures; (ii) the conformity to the originals of all documents submitted to us as copies; (iii) the truth, accuracy, and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; (iv) all Senior Notes and Convertible Senior Subordinated Notes will be issued and sold in compliance with applicable Federal and state securities laws and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (vii) each Underwriting Agreement has been duly authorized and validly executed and delivered by the parties thereto (other than the Company and the Subsidiary Guarantors, if applicable); and
(viii) the legal capacity of all natural persons. As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and the Subsidiary Guarantors.

     Members of our firm are admitted to the bar in the State of New York, and we express no opinion as to any matter relating to laws of any jurisdiction other than the federal laws of the United States of America, the General Corporation Law of the State of Delaware (the "DGCL"), the Delaware Limited Liability Company Act (the "DLLCA"), and the laws of the State of New York, as such are in effect on the date hereof, and we have made no inquiry into, and we express no opinion as to, the statutes, regulations, treaties, common laws or other laws of any other

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Amkor Technology, Inc.
May 26, 2006
Page 3


nation, state or jurisdiction. We are not licensed to practice law in the State of Delaware and, accordingly, our opinions as to the DGCL and DLLCA are based solely on a review of the official statutes of the State of Delaware and the applicable provisions of the Delaware Constitution and the reported judicial decisions interpreting such statues and provisions.

     We express no opinion as to (i) the effect of any bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally, (ii) rights to indemnification and contribution which may be limited by applicable law or equitable principles, or (iii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the effect of judicial discretion and the possible unavailability of specific performance, injunctive relief or other equitable relief, and limitations on rights of acceleration, whether considered in a proceeding in equity or at law.

     We express no opinion as to the applicability to the obligations of the Company and the Subsidiary Guarantors (or the enforceability of such obligations) of Section 548 of the Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law, or any other provision of law, relating to fraudulent conveyances, transfers or obligations.

     We express no opinion as to the effect of laws and judicial decisions (i) which exonerate a surety, if the lender exercises remedies for default that impair the subrogation rights of the surety against the principal, or otherwise takes an action which materially prejudices the surety, without obtaining consent of the surety, (ii) relating to waivers or subordination by a surety of its subrogation rights against the principal, its contribution rights or other common law and statutory protection of a surety, or (iii) which limit the liability of the surety to an amount no greater than the liability of the principal.

     With regard to our opinion in paragraph 2 below relating to the valid and binding obligation of the Guarantees by Subsidiary Guarantors incorporated in states other than Delaware, we have relied, with their respective consent, on the opinions of Wyrick Robbins Yates & Ponton LLP as to Unitive Electronics, Inc., Maples and Calder as to Amkor Technology Limited and Ortega, Del Castillo, Bacorro, Odulio, Calma & Carbonell as to Amkor Technology Philippines, Inc., as to the existence and corporate power of such Subsidiary Guarantors and the due authorization of, and the execution and delivery of the Senior Indenture and the due authorization of, and the corporate power to execute and deliver the Guarantees by such Subsidiary Guarantors (in all cases, to the extent not covered by New York law or the General Corporation law of the State of Delaware).

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Amkor Technology, Inc.
May 26, 2006
Page 4


     Based on such examination, we are of the opinion that:

     1. The Senior Notes have been validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the applicable Senior Indenture.

     2. The Guarantees have been validly issued and constitute valid and binding obligations of the applicable Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with their terms, and entitled to the benefits of the applicable Senior Indenture

     3. The Convertible Senior Subordinated Notes have been validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the applicable Convertible Senior Subordinated Indenture.

     We hereby consent to the filing of this opinion as an exhibit to the above-referenced Registration Statement and to the use of our name wherever it appears in the Registration Statement, the Prospectus, each Prospectus Supplement, and in any amendment or supplement thereto. In giving such consent, we do not believe that we are "experts" within the meaning of such term as used in the Act or the rules and regulations of the Commission issued thereunder with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

                                        WILSON SONSINI GOODRICH & ROSATI
                                        Professional Corporation


                                        /s/ Wilson Sonsini Goodrich & Rosati
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                                   SCHEDULE I

                              Subsidiary Guarantors

Amkor International Holding, LLC
Amkor Technology Limited
Amkor Technology Philippines, Inc.
P-Four, LLC
Unitive, Inc.
Unitive Electronics, Inc.